Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2005	2004	2005	2004
Net revenue	$195,116	$176,165	$571,890	$499,968
Operating expenses:
Personnel expense	58,663	54,818	175,278	154,245
Medical supplies expense	55,838	50,983	163,888	138,940
Bad debt expense	14,814	9,556	38,245	32,819
Other operating expenses	39,313	37,353	115,218	105,468
Pre-opening expenses	—	—	—	5,103
Depreciation	9,517	10,921	28,684	31,074
Amortization	290	290	870	870
Loss (gain) on disposal of property, equipment and other assets	171	24	245	(27)

Total operating expenses	178,606	163,945	522,428	468,492

Income from operations	16,510	12,220	49,462	31,476
Other income (expenses):
Interest expense	(8,454)	(6,863)	(24,227)	(19,925)
Interest and other income, net	887	218	1,903	614
Equity in net earnings of unconsolidated affiliates	899	900	2,554	2,624

Total other expenses, net	(6,668)	(5,745)	(19,770)	(16,687)

Income from continuing operations before minority interest, income taxes and discontinued operations	9,842	6,475	29,692	14,789
Minority interest share of earnings of consolidated subsidiaries	(3,956)	(2,852)	(12,357)	(3,878)

Income from continuing operations before income taxes and discontinued operations	5,886	3,623	17,335	10,911
Income tax expense	2,528	1,169	7,107	3,978

Income from continuing operations	3,358	2,454	10,228	6,933
Income (loss) from discontinued operations, net of taxes	(609)	(1,074)	864	(3,845)

Net income	$2,749	$1,380	$11,092	$3,088

Earnings (loss) per share, basic
Continuing operations	$0.18	$0.14	$0.56	$0.38
Discontinued operations	(0.03)	(0.06)	0.05	(0.21)

Earnings per share, basic	$0.15	$0.08	$0.61	$0.17

Earnings (loss) per share, diluted
Continuing operations	$0.17	$0.13	$0.53	$0.38
Discontinued operations	(0.03)	(0.06)	0.04	(0.21)

Earnings per share, diluted	$0.14	$0.07	$0.57	0.17

Weighted average number of shares, basic	18,425	17,990	18,216	17,974
Dilutive effect of stock options	1,248	826	1,193	482

Weighted average number of shares, diluted	19,673	18,816	19,409	18,456

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended June 30,			Nine Months Ended June 30,
	2005	2004	% Change	2005	2004	% Change
Statement of Operations Data:
Net revenue	$195,116	$176,165	10.8%	$571,890	$499,968	14.4%
Adjusted EBITDA (1)	$26,488	$23,455	12.9%	$79,261	$63,393	25.0%
Income from operations	$16,510	$12,220	35.1%	$49,462	$31,476	57.1%
Income from continuing operations	$3,358	$2,454	36.8%	$10,228	$6,933	47.5%
Earnings per share from continuing operations, basic	$0.18	$0.14	33.6%	$0.56	$0.38	49.4%
Earnings per share from continuing operations, diluted	$0.17	$0.13	30.9%	$0.53	$0.38	40.3%

(1) See Supplemental Financial Disclosure—Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures.

	Three Months Ended June 30,			Nine Months Ended June 30,
	2005	2004	% Change	2005	2004	% Change
Selected Operating Data (consolidated) (a):
Number of hospitals	11	11		11	11
Licensed beds (b)	672	672		672	672
Staffed and available beds (c)	631	601		631	601
Admissions (d)	11,345	10,774	5.3%	33,947	30,985	9.6%
Adjusted admissions (e)	14,963	13,713	9.1%	44,851	39,188	14.5%
Patient days (f)	39,232	36,460	7.6%	118,893	108,119	10.0%
Adjusted patient days (g)	51,443	46,255	11.2%	156,264	136,451	14.5%
Average length of stay (days) (h)	3.46	3.38	2.4%	3.50	3.49	0.3%
Occupancy (i)	68.3%	66.7%		69.0%	65.7%
Inpatient catheterization procedures	6,028	5,764	4.6%	17,727	15,871	11.7%
Inpatient surgical procedures	3,104	2,758	12.5%	9,030	7,768	16.2%
Hospital division revenue	$181,068	$162,573	11.4%	$530,541	$457,521	16.0%

	Three Months Ended June 30,			Nine Months Ended June 30,
	2005	2004	% Change	2005	2004	% Change
Selected Operating Data (same facility) (a):
Number of hospitals	11	11		9	9
Licensed beds (b)	672	672		580	580
Staffed and available beds (c)	631	601		547	531
Admissions (d)	11,345	10,774	5.3%	30,414	29,797	2.1%
Adjusted admissions (e)	14,963	13,713	9.1%	40,749	37,804	7.8%
Patient days (f)	39,232	36,460	7.6%	106,099	104,247	1.8%
Adjusted patient days (g)	51,443	46,255	11.2%	141,431	131,945	7.2%
Average length of stay (days) (h)	3.46	3.38	2.4%	3.49	3.50	(0.3)%
Occupancy (i)	68.3%	66.7%		71.0%	71.7%
Inpatient catheterization procedures	6,028	5,764	4.6%	15,259	14,992	1.8%
Inpatient surgical procedures	3,104	2,758	12.5%	8,171	7,489	9.1%
Hospital division revenue	$181,068	$162,573	11.4%	$469,272	$436,131	7.6%
(a)	Selected operating data includes consolidated hospitals as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements. Same facility for the nine months ended June 30, 2005 excludes the results of Texsan Heart Hospital and Heart Hospital of Lafayette.
(b)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.
(c)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.
(d)	Admissions represent the number of patients admitted for inpatient treatment.
(e)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.
(f)	Patient days represent the total number of days of care provided to inpatients.
(g)	Adjusted patient days is a general measure of combined inpatient and outpatient days. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.
(h)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.
(i)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO GAAP FINANCIAL MEASURES
(Unaudited)
     The following table reconciles Adjusted EBITDA with MedCath’s income from continuing operations as derived directly from MedCath’s consolidated financial statements for the three and nine months ended June 30, 2005 and 2004.

	Three Months Ended June 30,		Nine Months Ended June 30,
	2005	2004	2005	2004
		(in thousands)
Income from continuing operations	$3,358	$2,454	$10,228	$6,933
Add:
Income tax expense	2,528	1,169	7,107	3,978
Minority interest share of earnings of consolidated subsidiaries	3,956	2,852	12,357	3,878
Equity in net earnings of unconsolidated affiliates	(899)	(900)	(2,554)	(2,624)
Interest and other income, net	(887)	(218)	(1,903)	(614)
Interest expense	8,454	6,863	24,227	19,925
Loss (gain) on disposal of property, equipment and other assets	171	24	245	(27)
Amortization	290	290	870	870
Depreciation	9,517	10,921	28,684	31,074

Adjusted EBITDA	$26,488	$23,455	$79,261	$63,393